UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Hong T. Le

American Mutual Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Mutual Fund® Annual report for the year ended October 31, 2023

We invest in
companies with
strong balance sheets
and a history of
paying dividends

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2023 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	11.53%	7.20%	9.27%
Class A shares (reflecting 5.75% maximum sales charge)	4.89	5.72	8.42

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.38% for Class F-2 shares and 0.59% for Class A shares as of the prospectus dated January 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The fund’s 30-day yield as of October 31, 2023, was 2.46% for Class F-2 shares and 2.14% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The fund’s 12-month distribution rate as of that date was 2.25% for Class F-2 shares and 1.93% for Class A shares. Both Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

11	Financial statements

32	Board of trustees and other officers

Fellow investors:

As we reflect on the last year, we note with deep sadness the passing of Brad Vogt in September 2023. Brad served as a leader of Capital Solutions Group, an investment unit created in 2019 to manage multi-fund portfolios. Brad was on Capital Group’s Management Committee and Board of Directors from 2014 to 2019 and was an American Funds equity portfolio manager for much of his 36-year career. He was a kind and generous colleague and a passionate advocate for our funds’ shareholders. We will greatly miss his friendship and leadership, both of which were grounded in a deep sense of fairness and respect for all and a staunch commitment to our firm and those we serve. With that in mind, we would like to share these thoughts on American Mutual Fund from the last year and our continued commitment to shareholders:

Market review

For the 12 months ended October 31, 2023, the S&P 500 Index1 gained 10.1%. U.S. stocks appreciated as inflation moderated from the highest levels in nearly 40 years and the Fed appeared to approach the end of its aggressive rate hiking cycle. The Fed paused interest rate hikes in June 2023 after 10 consecutive increases, then raised the benchmark rate to 5.25–5.50% in July, before pausing again in September. The Consumer Price Index2 rose 3.7% year over year in September 2023. (By comparison, year-over-year CPI was 8.2% in September 2022.)

The indexes are unmanaged and, therefore, have no expenses; investors cannot invest directly in an index.

[1]	The unmanaged S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[2]	Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Dividends paid in calendar year 2023

For tax purposes, here are the quarterly income dividends shareholders received in calendar year 2023.

Class F-2 income dividends per share:	$0.2355 paid on 3/16/23
$0.2397 paid on 6/15/23
$0.2419 paid on 9/14/23
$0.2392* to be paid on 12/14/23

Class A income dividends per share:	$0.210 paid on 3/16/23
$0.215 paid on 6/15/23
$0.215 paid on 9/14/23
$0.215* to be paid on 12/14/23

The fund will also pay a special dividend for Class F-2 and Class A shares from accumulated undistributed net income on 12/14/23.

*	Estimated as of 10/31/2023 (unaudited).

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2023, will be mailed to you with your American Funds Tax Guide in late January 2024.

Past results are not predictive of results in future periods.

American Mutual Fund	1

Enthusiasm about artificial intelligence and its potential impact on earnings boosted growth stocks. As a result, sector returns diverged significantly for the 12-month period. The strongest sectors were information technology and communication services, rising 31% and 36%, respectively. On the other end of the spectrum, utilities declined 8% and real estate fell 6%. Given their bond-like characteristics, these sectors were pressured by the rapid rise in interest rates. The divergence in returns between growth and value was also exhibited by the Russell 1000 Growth3 and Russell 1000 Value Indexes,4 which climbed 19.0% and 0.1%, respectively, reversing trends from the previous 12-month period.

In this growth-led market environment, American Mutual Fund Class F-2 shares rose 1.0% versus the 10.1% gain of the unmanaged S&P 500 Index. The fund focuses on high-quality dividend payers, given fund objectives, and historically has fared better in declining markets when dividend payers tend to offer downside protection. Notably, American Mutual Fund held up better than the S&P 500 Index during the recession in the 1980s, the early 2000s downturn following the dot-com bubble, the 2008 global financial crisis and the post-COVID market correction in 2022.

In general, over its lifetime of more than 70 years, which reflects multiple market cycles, Class F-2 shares of the fund had an average annual return of 11.46% since its inception date of February 21, 1950. The S&P 500 had an average annual return of 11.24% during the fund’s lifetime. For the past 10 years — which were principally dominated by growth-oriented equities — Class F-2 shares of American Mutual Fund had an average annual return of 8.64% versus the S&P 500 Index’s 11.18% return.

Inside the portfolio

Despite posting a gain for the period, American Mutual Fund trailed the S&P 500 at a time when a small number of growth stocks fueled index gains. American Mutual Fund holds smaller positions in only a few of the “Magnificent 7” technology stocks that have driven gains for most of the year, such as Microsoft and Apple. Other Magnificent 7 stocks do not meet the fund’s eligibility criteria for investment since they do not pay dividends. Fund managers remain firmly focused on the fund’s three-pronged objective of current income, growth of capital and conservation of principal through this period of heavy market concentration.

Similarly, fund managers have shied away from higher-multiple, higher-growth companies that helped drive strong returns for the communication services sector during the period. Many of these companies do not pay dividends and are not available for investment in the fund. Instead, American Mutual Fund tends to emphasize more stable, high-quality, cash-generative companies, such as Comcast, that have consistently produced income. Shares of Comcast rose for the period, spurred by robust profits, including revenue from the second all-time highest grossing animated film in worldwide box office revenue, Super Mario Bros. Movie. The company’s net dividend yield was 2.81% as of October 31.5

Overall, fund managers are finding opportunities in a wide range of companies across sectors that they believe are likely to benefit from broader trends in infrastructure, the energy transition and the fragmentation of supply chains. Industrials are a major area of focus in the portfolio, comprising 16.0% of total net assets. Fund managers are particularly interested in companies in the aerospace industry that have benefited from increased demand for post-pandemic travel. General Electric (GE) shares climbed, fueled by strong profits from its aerospace business. Shares of RTX (previously known as Raytheon) fell as the U.S. engine maker indicated that a rare manufacturing defect could trigger the early inspection of 600–700 engines for quality checks over the coming years.

Materials firm Linde was a bright spot; the firm provides industrial gas for a variety of uses, including oxygen for hospitals, hydrogen for clean fuels and specialty gas for electronics manufacturing to improve efficiency and support emissions reductions. Fund managers continue to have conviction in select firms such as Linde that they believe are likely to

[3]	Russell 1000 Growth Index is a market capitalization-weighted index that represents the large-cap growth segment of the U.S. equity market and includes stocks from the Russell 1000 Index that have higher price-to-book ratios and higher expected growth values. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.
[4]	Russell 1000 Value Index is a market capitalization-weighted index that represents the large-cap value segment of the U.S. equity market and includes stocks from the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.
[5]	The net dividend yield is calculated internally based on the total dividends that would be paid over the next year given the company’s latest dividend declaration(s) and/or publicly available announcements expressed on a per-share basis less dividend withholding taxes, if applicable.

Past results are not predictive of results in future periods.

2	American Mutual Fund

benefit from demand for climate-conscious energy sources amid the longer term global shift toward cleaner energy. In the energy sector, shares of Canadian firm TC Energy declined; the firm announced plans in July to split into two independent, publicly listed companies via the spinoff of its liquid pipelines business. Several utilities firms fell, including U.S. power and utility company Sempra and electric and natural gas firm Centerpoint Energy amid lower natural gas prices and higher interest rates as many utility firms tend to serve as bond proxies.

Health care stocks are the largest sector position in the fund, making up 17.6% of total fund net assets. Fund investments had mixed returns as the sector generally lagged the S&P market returns. Bristol Myers Squibb shares declined as two of its key drugs — blood cancer treatment Revlimid and blood thinner Eliquis — faced competition from generic products. Shares of Abbott Laboratories also fell as the firm grappled with declining sales of COVID-19 testing-related products and fears of a negative impact from GLP-1 weight-loss drugs. Fund managers continue to find compelling opportunities amid significant advancements in drug discovery and new product pipelines that they believe will continue to bear fruit over time in a way that is not currently appreciated by the market.

Financials also comprise a substantial portion of total fund net assets at 13.5%. The fund has had limited exposure to many firms that have struggled from the banking crisis earlier this year, instead favoring insurance firms such as Great-West Lifeco, an international financial services holding company with businesses in life insurance and health insurance, as well as retirement and investment offerings. Shares of insurance firm Great-West rose for the period.

Among other sectors, shares of General Mills declined as inflation hurt profits for the cereal maker; the firm’s net dividend yield was 3.62% as of October 31.

Looking ahead

In the last year, growth stocks have dominated market returns at a level not seen in decades. In fact, concentration in equity markets has rivaled levels last seen during the dot-com bubble, with the top five and 10 stocks in the S&P 500 making up as much of the index as they did in March 2000. More broadly, investors are facing a number of significant headwinds, including heightened geopolitical risk and economic uncertainty. At the same time, dividend-paying companies with strong balance sheets can provide significant opportunities through this time of uncertainty and are currently offering all-time or near all-time attractive valuations.

Against this backdrop, American Mutual Fund remains firmly focused on its key objectives of capital conservation, current income and growth of capital. The fund’s investment team has been unwavering in its commitment to these objectives through many different market cycles over more than 70 years since the fund’s inception: American Mutual Fund aims for resilience in any market environment via quality, dividend-paying companies with strong balance sheets. This approach is underpinned by the belief that uncertain market environments offer the potential for active managers to add significant value for shareholders.

With this perspective in mind, the investment team is finding opportunities across a wide range of sectors and companies that can benefit from inflationary trends, the normalization of supply chains and improving reinvestment rates amid higher interest rates. In general, the fund favors financials firms outside the banking sector, including select insurance firms with strong prospects. Managers are interested in materials, industrials, energy and utilities firms that could be beneficiaries of the global energy transition and new infrastructure spending stemming from legislation such as the 2022 CHIPs and Science Act, which supports investment in U.S. semiconductor manufacturing, research and development, as well as the Inflation Reduction Act. Fund managers are becoming increasingly interested in utilities firms that can mimic bond-like investments and are now offering more attractive valuations as a result of the higher interest rate environment.

We would like to thank our long-term investors for their continued support and look forward to reporting to you again in six months.

Cordially,

Charles E. Ellwein
Co-President

William L. Robbins
Co-President

December 11, 2023

For current information about the fund, visit capitalgroup.com.

Past results are not predictive of results in future periods.

American Mutual Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

$3,000,000
1,000,000
500,000
100,000
10,000
6,000
Year ended October 31
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2023)

	1 year	5 years	10 years
Class F-2 shares	1.01%	7.82%	8.64%
Class A shares*	-4.99	6.33	7.80

**Assumes payment of the maximum 5.75% sales charge.*

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

4	American Mutual Fund

How a hypothetical $10,000 investment has grown

A meaningful way to compare the fund’s results with the return on other investments is through its total return. Total return is a combination of income return and capital return. This chart illustrates a hypothetical $10,000 investment in American Mutual Fund from October 31, 1973, through October 31, 2023.

American Mutual Fund	5

Investment portfolio October 31, 2023

Sector diversification	Percent of net assets

Common stocks 92.09%	Shares	Value (000)
Energy 5.97%
Baker Hughes Co., Class A	8,764,768	$301,683
Canadian Natural Resources, Ltd. (CAD denominated)	1,928,295	122,449
Chevron Corp.	5,798,107	844,958
ConocoPhillips	6,843,076	812,958
EOG Resources, Inc.	6,005,135	758,148
Exxon Mobil Corp.	7,225,393	764,808
Imperial Oil, Ltd.	434,223	24,746
Schlumberger NV	1,603,484	89,250
Shell PLC (ADR)	1,207,841	78,679
Suncor Energy, Inc.	947,194	30,675
TC Energy Corp.[1]	14,163,550	487,934
TC Energy Corp. (CAD denominated)[1]	19,339,706	666,064
		4,982,352

Materials 3.30%
Air Products and Chemicals, Inc.	305,613	86,317
Albemarle Corp.	478,240	60,631
Ecolab, Inc.	1,630,859	273,560
International Flavors & Fragrances, Inc.	1,469,845	100,464
Linde PLC	5,397,995	2,062,898
Nutrien, Ltd.	1,518,522	81,545
PPG Industries, Inc.	698,312	85,732
Sherwin-Williams Co.	26,735	6,369
		2,757,516

Industrials 16.00%
Automatic Data Processing, Inc.	1,499,556	327,233
BAE Systems PLC (ADR)[1]	7,660,646	417,429
Broadridge Financial Solutions, Inc.	1,151,356	196,467
Canadian National Railway Co.	80,562	8,522
Canadian National Railway Co. (CAD denominated)	1,748,075	184,961
Carrier Global Corp.	16,186,380	771,443
CSX Corp.	13,484,347	402,508
Cummins, Inc.	1,194,849	258,446
Emerson Electric Co.	677,490	60,276
Equifax, Inc.	1,004,254	170,291
FedEx Corp.	1,373,779	329,844
General Dynamics Corp.	1,232,773	297,480
General Electric Co.	18,007,231	1,956,125
HEICO Corp., Class A	87,263	11,094
Honeywell International, Inc.	2,542,507	465,940
Illinois Tool Works, Inc.	2,099,069	470,443
L3Harris Technologies, Inc.	322,485	57,857
Lockheed Martin Corp.	1,249,236	567,953
Northrop Grumman Corp.	1,743,871	822,113
Otis Worldwide Corp.	1,521,417	117,469

6	American Mutual Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Paychex, Inc.	5,714,657	$634,613
RELX PLC (ADR)	1,977,276	68,908
RTX Corp.	25,174,183	2,048,927
Stanley Black & Decker, Inc.	1,391,030	118,307
TFI International, Inc.	1,136,905	125,764
Union Pacific Corp.	7,241,116	1,503,328
United Parcel Service, Inc., Class B	945,009	133,483
Veralto Corp.[2]	437,457	30,185
Waste Connections, Inc.	1,700,807	220,255
Waste Management, Inc.	3,504,426	575,882
		13,353,546

Consumer discretionary 4.02%
D.R. Horton, Inc.	2,645,904	276,232
Darden Restaurants, Inc.	931,892	135,618
General Motors Co.	390,116	11,001
Hasbro, Inc.[3]	8,992,611	406,016
Home Depot, Inc.	4,011,523	1,142,041
McDonald’s Corp.	1,592,162	417,417
Starbucks Corp.	6,913,569	637,708
TJX Companies, Inc.	2,196,445	193,441
Williams-Sonoma, Inc.	897,830	134,890
		3,354,364

Consumer staples 8.22%
Altria Group, Inc.	454,755	18,267
British American Tobacco PLC (ADR)	11,711,754	349,713
Coca-Cola Co.	2,980,817	168,386
Colgate-Palmolive Co.	987,841	74,207
Constellation Brands, Inc., Class A	2,580,038	604,116
Danone SA	3,490,889	207,940
Dollar General Corp.	2,841,632	338,268
Estée Lauder Companies, Inc. (The), Class A	943,430	121,580
General Mills, Inc.	16,895,142	1,102,239
Hormel Foods Corp.	1,874,836	61,026
Kenvue, Inc.	12,949,125	240,854
Keurig Dr Pepper, Inc.	14,953,238	453,532
Kimberly-Clark Corp.	47,771	5,715
Mondelez International, Inc.	21,228,703	1,405,552
PepsiCo, Inc.	3,908,049	638,106
Philip Morris International, Inc.	3,107,432	277,059
Procter & Gamble Co.	5,293,383	794,166
		6,860,726

Health care 17.59%
Abbott Laboratories	20,763,859	1,963,223
AbbVie, Inc.	17,758,734	2,507,178
Amgen, Inc.	3,970,143	1,015,166
AstraZeneca PLC (ADR)	11,346,716	717,453
Bristol-Myers Squibb Co.	10,481,416	540,107
Cencora, Inc.	548,240	101,507
CVS Health Corp.	5,770,701	398,236
Danaher Corp.	3,161,173	607,008
Elevance Health, Inc.	75,019	33,765
Eli Lilly and Co.	1,365,861	756,591
GE HealthCare Technologies, Inc.	3,905,726	260,004
Gilead Sciences, Inc.	16,629,497	1,306,081
GSK PLC (ADR)	1,734,295	61,914
Johnson & Johnson	4,141,388	614,334
McKesson Corp.	48,408	22,043
Medtronic PLC	5,623,863	396,820
Merck & Co., Inc.	1,308,765	134,410
Novartis AG (ADR)	894,245	83,684
Novo Nordisk AS, Class B (ADR)	506,850	48,947
Pfizer, Inc.	3,569,942	109,097
Sandoz Group AG (ADR)[1,2]	178,849	4,618
Stryker Corp.	1,572,944	425,041
Takeda Pharmaceutical Co., Ltd. (ADR)[1]	13,648,240	185,616

American Mutual Fund	7

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Thermo Fisher Scientific, Inc.	584,675	$260,046
UnitedHealth Group, Inc.	2,982,050	1,597,067
Zimmer Biomet Holdings, Inc.	596,747	62,306
Zoetis, Inc., Class A	2,942,091	461,908
		14,674,170

Financials 13.54%
American International Group, Inc.	1,767,528	108,367
Aon PLC, Class A	993,987	307,540
Arthur J. Gallagher & Co.	607,273	143,007
Berkshire Hathaway, Inc., Class B2	33,564	11,456
BlackRock, Inc.	436,898	267,504
Blackstone, Inc.	1,909,917	176,381
Capital One Financial Corp.	5,216,729	528,403
Charles Schwab Corp. (The)	679,312	35,351
Chubb, Ltd.	3,842,404	824,657
CME Group, Inc., Class A	2,903,683	619,820
East West Bancorp, Inc.	3,444,943	184,718
Fidelity National Information Services, Inc.	7,573,212	371,921
Franklin Resources, Inc.	13,037,428	297,123
Great-West Lifeco, Inc.	16,882,336	467,726
JPMorgan Chase & Co.	9,457,718	1,315,190
KKR & Co., Inc.	313,068	17,344
Marsh & McLennan Companies, Inc.	3,841,008	728,447
Mastercard, Inc., Class A	1,184,392	445,746
Morgan Stanley	9,390,174	665,012
National Bank of Canada	1,977,216	122,932
PNC Financial Services Group, Inc.	6,629,288	758,855
Principal Financial Group, Inc.	5,149,302	348,505
Progressive Corp.	1,987,213	314,159
S&P Global, Inc.	615,047	214,842
State Street Corp.	3,893,275	251,622
Toronto-Dominion Bank (The)	358,508	20,019
Toronto-Dominion Bank (The) (CAD denominated)[1]	2,461,026	137,466
U.S. Bancorp	1,987,212	63,352
Visa, Inc., Class A	2,638,266	620,256
Wells Fargo & Co.	17,599,846	699,946
Western Union Co.	11,345,829	128,094
Willis Towers Watson PLC	420,222	99,126
		11,294,887

Information technology 12.73%
Accenture PLC, Class A	2,103,402	624,900
Amphenol Corp., Class A	2,787,586	224,540
Analog Devices, Inc.	2,567,819	403,995
Apple, Inc.	11,236,199	1,918,806
Applied Materials, Inc.	1,316,853	174,285
Cisco Systems, Inc.	4,182,576	218,038
Intel Corp.	21,910,396	799,729
Intuit, Inc.	548,175	271,319
KLA Corp.	796,278	374,012
Microsoft Corp.	12,732,972	4,305,145
QUALCOMM, Inc.	3,069,691	334,566
Samsung Electronics Co., Ltd. (GDR)	38,378	47,904
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,226,037	105,819
Texas Instruments, Inc.	5,737,479	814,779
		10,617,837

Communication services 2.38%
AT&T, Inc.	2,310,136	35,576
Comcast Corp., Class A	41,085,564	1,696,423
Electronic Arts, Inc.	980,562	121,384
Verizon Communications, Inc.	3,676,887	129,169
		1,982,552

8	American Mutual Fund

Common stocks (continued)	Shares	Value (000)
Utilities 5.49%
American Electric Power Co., Inc.	2,415,447	$182,463
CenterPoint Energy, Inc.[3]	43,287,156	1,163,559
Constellation Energy Corp.	4,017,760	453,685
DTE Energy Co.	4,275,278	412,051
Duke Energy Corp.	1,242,628	110,457
Edison International	4,945,277	311,849
Entergy Corp.	213,930	20,450
Exelon Corp.	3,163,633	123,192
NextEra Energy, Inc.	4,913,683	286,468
Public Service Enterprise Group, Inc.	3,155,553	194,540
Sempra	11,333,288	793,670
Southern Co. (The)	4,874,621	328,062
Xcel Energy, Inc.	3,343,483	198,168
		4,578,614

Real estate 2.85%
Americold Realty Trust, Inc. REIT	2,784,244	73,003
CubeSmart REIT	1,826,466	62,264
Digital Realty Trust, Inc. REIT	1,646,528	204,762
Equinix, Inc. REIT	879,476	641,701
Extra Space Storage, Inc. REIT	2,101,580	217,703
Federal Realty Investment Trust REIT	1,296,865	118,261
Kimco Realty Corp. REIT	13,972,541	250,667
Prologis, Inc. REIT	919,800	92,670
Public Storage REIT	1,549,806	369,954
Welltower, Inc. REIT	4,151,082	347,072
		2,378,057

Total common stocks (cost: $54,691,518,000)		76,834,621

Short-term securities 7.23%
Money market investments 7.18%
Capital Group Central Cash Fund 5.45%[3,4]	59,886,950	5,988,695

Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 5.45%[3,4,5]	166,566	16,657
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.24%[4,5]	5,600,000	5,600
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.25%[4,5]	5,600,000	5,600
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30%[4,5]	5,600,000	5,600
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.25%[4,5]	4,200,000	4,200
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.24%[4,5]	3,700,000	3,700
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[4,5]	2,410,198	2,410
Fidelity Investments Money Market Government Portfolio, Class I 5.24%[4,5]	1,800,000	1,800
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.31%[4,5]	1,800,000	1,800
		47,367

Total short-term securities (cost: $6,034,722,000)		6,036,062
Total investment securities 99.32% (cost: $60,726,240,000)		82,870,683
Other assets less liabilities 0.68%		567,652

Net assets 100.00%		$83,438,335

American Mutual Fund	9

Investments in affiliates3

	Value at 11/1/2022 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2023 (000)	Dividend or interest income (000)
Common stocks 1.88%
Consumer discretionary 0.49%
Hasbro, Inc.	$150,765	$382,121		$1,356	$571	$(126,085)	$406,016	$17,323
Utilities 1.39%
CenterPoint Energy, Inc.	1,195,780	50,451		8,107	632	(75,197)	1,163,559	31,434
Total common stocks							1,569,575
Short-term securities 7.20%
Money market investments 7.18%
Capital Group Central Cash Fund 5.45%[4]	7,974,071	8,463,828		10,450,790	540	1,046	5,988,695	359,930
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 5.45%[4,5]	753	15,904	[6]				16,657	—	[7]
Total short-term securities							6,005,352
Total 9.08%					$1,743	$(200,236)	$7,574,927	$408,687

[1]	All or a portion of this security was on loan. The total value of all such securities was $152,052,000, which represented .18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Security did not produce income during the last 12 months.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Rate represents the seven-day yield at 10/31/2023.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

10	American Mutual Fund

Financial statements

Statement of assets and liabilities
at October 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $152,052 of investment securities on loan):
Unaffiliated issuers (cost: $53,292,830)	$75,295,756
Affiliated issuers (cost: $7,433,410)	7,574,927	$82,870,683
Cash		7,742
Cash denominated in currencies other than U.S. dollars (cost: $11,584)		11,584
Receivables for:
Sales of investments	541,569
Sales of fund’s shares	42,599
Dividends and interest	170,328
Securities lending income	2
Other	113	754,611
		83,644,620
Liabilities:
Collateral for securities on loan		47,367
Payables for:
Purchases of investments	68,227
Repurchases of fund’s shares	59,046
Investment advisory services	16,531
Services provided by related parties	11,532
Trustees’ deferred compensation	2,759
Non-U.S. taxes	703
Other	120	158,918
Net assets at October 31, 2023		$83,438,335

Net assets consist of:
Capital paid in on shares of beneficial interest		$59,432,658
Total distributable earnings		24,005,677
Net assets at October 31, 2023		$83,438,335

Refer to the notes to financial statements.

American Mutual Fund	11

Financial statements (continued)

Statement of assets and liabilities
at October 31, 2023 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,773,871 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$34,306,829	729,012		$47.06
Class C	878,496	19,008		46.22
Class T	12	—	*	47.06
Class F-1	1,073,662	22,943		46.80
Class F-2	12,706,207	270,137		47.04
Class F-3	6,353,317	135,075		47.04
Class 529-A	1,318,373	28,101		46.92
Class 529-C	37,923	812		46.68
Class 529-E	44,788	960		46.68
Class 529-T	17	—	*	47.07
Class 529-F-1	12	—	*	47.00
Class 529-F-2	189,340	4,024		47.06
Class 529-F-3	13	—	*	47.05
Class R-1	47,915	1,032		46.44
Class R-2	234,094	5,050		46.35
Class R-2E	29,198	623		46.83
Class R-3	500,668	10,746		46.59
Class R-4	672,002	14,341		46.86
Class R-5E	190,500	4,054		46.99
Class R-5	350,616	7,450		47.06
Class R-6	24,504,353	520,503		47.08

*	Amount less than one thousand.

Refer to the notes to financial statements.

12	American Mutual Fund

Financial statements (continued)

Statement of operations
for the year ended October 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $7,853; also includes $408,687 from affiliates)	$2,406,219
Securities lending income (net of fees)	7,329
Interest from unaffiliated issuers	1,222	$2,414,770
Fees and expenses*:
Investment advisory services	201,773
Distribution services	114,643
Transfer agent services	47,038
Administrative services	26,264
529 plan services	1,009
Reports to shareholders	1,517
Registration statement and prospectus	1,628
Trustees’ compensation	930
Auditing and legal	173
Custodian	1,714
Other	178	396,867
Net investment income		2,017,903

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	1,633,911
Affiliated issuers	1,743
In-kind redemptions	111,369
Currency transactions	(139)	1,746,884
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(2,691,222)
Affiliated issuers	(200,236)
Currency translations	334	(2,891,124)
Net realized gain and unrealized depreciation		(1,144,240)

Net increase in net assets resulting from operations		$873,663

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2023	2022
Operations:
Net investment income	$2,017,903	$1,706,278
Net realized gain	1,746,884	2,600,263
Net unrealized depreciation	(2,891,124)	(6,559,306)
Net increase (decrease) in net assets resulting from operations	873,663	(2,252,765)

Distributions paid to shareholders	(4,265,765)	(4,146,575)

Net capital share transactions	2,333,525	6,102,922

Total decrease in net assets	(1,058,577)	(296,418)

Net assets:
Beginning of year	84,496,912	84,793,330
End of year	$83,438,335	$84,496,912

Refer to the notes to financial statements.

American Mutual Fund	13

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	American Mutual Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions

American Mutual Fund	15

on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The table on the following page present the fund’s valuation levels as of October 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$4,982,352	$—	$—	$4,982,352
Materials	2,757,516	—	—	2,757,516
Industrials	13,353,546	—	—	13,353,546
Consumer discretionary	3,354,364	—	—	3,354,364
Consumer staples	6,652,786	207,940	—	6,860,726
Health care	14,674,170	—	—	14,674,170
Financials	11,294,887	—	—	11,294,887
Information technology	10,569,933	47,904	—	10,617,837
Communication services	1,982,552	—	—	1,982,552
Utilities	4,578,614	—	—	4,578,614
Real estate	2,378,057	—	—	2,378,057
Short-term securities	6,036,062	—	—	6,036,062
Total	$82,614,839	$255,844	$—	$82,870,683

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

16	American Mutual Fund

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage-or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

American Mutual Fund	17

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2023, the total value of securities on loan was $152,052,000, and the total value of collateral received was $158,185,000. Collateral received includes cash of $47,367,000 and U.S. government securities of $110,818,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2023, the fund reclassified $279,779,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

18	American Mutual Fund

As of October 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$463,006
Undistributed long-term capital gains	1,462,343
Gross unrealized appreciation on investments	24,541,139
Gross unrealized depreciation on investments	(2,458,129)
Net unrealized appreciation on investments	22,083,010
Cost of investments	60,787,673

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2023						Year ended October 31, 2022
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$727,049		$1,009,115		$1,736,164		$613,572		$1,086,167		$1,699,739
Class C	12,860		29,253		42,113		10,382		33,257		43,639
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	23,509		33,928		57,437		23,405		44,176		67,581
Class F-2	306,075		388,989		695,064		272,177		418,958		691,135
Class F-3	153,805		180,665		334,470		106,363		154,632		260,995
Class 529-A	27,620		38,776		66,396		22,754		40,636		63,390
Class 529-C	523		1,255		1,778		414		1,428		1,842
Class 529-E	853		1,382		2,235		692		1,456		2,148
Class 529-T	—	*	1		1		—	*	—	*	—	*
Class 529-F-1	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-2	4,340		5,183		9,523		3,048		4,365		7,413
Class 529-F-3	—	*	—	*	—	*	—	*	—	*	—	*
Class R-1	658		1,494		2,152		547		1,826		2,373
Class R-2	3,218		7,123		10,341		2,456		8,105		10,561
Class R-2E	475		848		1,323		368		932		1,300
Class R-3	9,177		15,338		24,515		7,668		17,422		25,090
Class R-4	14,935		21,928		36,863		13,686		25,512		39,198
Class R-5E	3,356		3,547		6,903		2,154		3,164		5,318
Class R-5	9,458		12,379		21,837		7,574		11,784		19,358
Class R-6	570,212		646,438		1,216,650		476,688		728,807		1,205,495
Total	$1,868,123		$2,397,642		$4,265,765		$1,563,948		$2,582,627		$4,146,575

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.221% on such assets in excess of $89 billion. For the year ended October 31, 2023, the investment advisory services fees were $201,773,000, which were equivalent to an annualized rate of 0.230% of average daily net assets.

American Mutual Fund	19

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2023, unreimbursed expenses subject to reimbursement totaled $6,958,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2023, the 529 plan services fees were $1,009,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

20	American Mutual Fund

For the year ended October 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$90,698	$25,172		$10,884		Not applicable
Class C	9,921	689		298		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	2,954	1,429		357		Not applicable
Class F-2	Not applicable	15,555		4,153		Not applicable
Class F-3	Not applicable	61		1,994		Not applicable
Class 529-A	3,244	883		420		$837
Class 529-C	436	28		13		26
Class 529-E	243	16		15		29
Class 529-T	—	—	*	—	*	—*
Class 529-F-1	—	—	*	—	*	—*
Class 529-F-2	Not applicable	64		59		117
Class 529-F-3	Not applicable	—	*	—	*	—*
Class R-1	516	51		16		Not applicable
Class R-2	1,886	845		75		Not applicable
Class R-2E	184	62		9		Not applicable
Class R-3	2,690	773		161		Not applicable
Class R-4	1,871	754		224		Not applicable
Class R-5E	Not applicable	217		47		Not applicable
Class R-5	Not applicable	210		122		Not applicable
Class R-6	Not applicable	229		7,417		Not applicable
Total class-specific expenses	$114,643	$47,038		$26,264		$1,009

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $930,000 in the fund’s statement of operations reflects $564,000 in current fees (either paid in cash or deferred) and a net increase of $366,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $600,244,000 and $454,502,000, respectively, which generated $1,615,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2023.

American Mutual Fund	21

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2023

Class A	$2,762,953	56,278	$1,699,675	34,552		$(4,323,625)	(88,226)	$139,003	2,604
Class C	142,488	2,952	41,945	865		(287,673)	(5,971)	(103,240)	(2,154)
Class T	—	—	—	—		—	—	—	—
Class F-1	138,033	2,828	56,857	1,162		(276,186)	(5,675)	(81,296)	(1,685)
Class F-2	2,727,457	55,635	678,342	13,807		(4,514,208)	(92,122)	(1,108,409)	(22,680)
Class F-3	2,216,333	45,259	330,921	6,740		(1,652,255)	(33,684)	894,999	18,315
Class 529-A	177,883	3,632	66,359	1,353		(225,739)	(4,603)	18,503	382
Class 529-C	11,708	240	1,776	36		(18,368)	(376)	(4,884)	(100)
Class 529-E	4,822	99	2,234	46		(8,462)	(173)	(1,406)	(28)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	45,489	926	9,519	194		(38,422)	(780)	16,586	340
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	7,236	150	2,127	44		(11,761)	(243)	(2,398)	(49)
Class R-2	47,547	982	10,332	213		(59,435)	(1,231)	(1,556)	(36)
Class R-2E	6,890	140	1,323	27		(6,541)	(135)	1,672	32
Class R-3	103,547	2,134	24,477	502		(142,315)	(2,930)	(14,291)	(294)
Class R-4	107,985	2,214	36,859	752		(217,341)	(4,456)	(72,497)	(1,490)
Class R-5E	99,711	2,034	6,902	140		(32,486)	(661)	74,127	1,513
Class R-5	147,351	2,944	21,807	444		(172,576)	(3,528)	(3,418)	(140)
Class R-6	3,618,417	74,237	1,215,339	24,732		(2,251,729)	(45,824)	2,582,027	53,145
Total net increase (decrease)	$12,365,850	252,684	$4,206,797	85,609		$(14,239,122)	(290,618)	$2,333,525	47,675

Refer to the end of the table for footnotes.

22	American Mutual Fund

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2022

Class A	$4,393,635	87,035	$1,663,129	32,394		$(3,479,413)	(68,938)	$2,577,351	50,491
Class C	226,911	4,570	43,426	855		(262,012)	(5,249)	8,325	176
Class T	—	—	—	—		—	—	—	—
Class F-1	212,046	4,203	66,940	1,310		(419,635)	(8,562)	(140,649)	(3,049)
Class F-2	4,375,353	86,570	675,504	13,190		(3,289,933)	(65,537)	1,760,924	34,223
Class F-3	1,910,209	38,262	256,921	5,021		(1,128,419)	(22,318)	1,038,711	20,965
Class 529-A	224,586	4,460	63,375	1,238		(164,550)	(3,256)	123,411	2,442
Class 529-C	15,322	305	1,837	36		(18,427)	(363)	(1,268)	(22)
Class 529-E	8,214	164	2,147	42		(6,388)	(126)	3,973	80
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	65,884	1,299	7,412	145		(25,237)	(494)	48,059	950
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	10,453	207	2,367	46		(15,380)	(310)	(2,560)	(57)
Class R-2	57,696	1,159	10,559	207		(67,909)	(1,361)	346	5
Class R-2E	9,289	184	1,300	26		(9,858)	(194)	731	16
Class R-3	136,929	2,746	25,074	491		(160,712)	(3,202)	1,291	35
Class R-4	208,027	4,132	39,190	766		(259,593)	(5,161)	(12,376)	(263)
Class R-5E	44,253	875	5,317	104		(19,943)	(393)	29,627	586
Class R-5	91,301	1,802	19,329	377		(104,654)	(2,075)	5,976	104
Class R-6	2,108,877	42,033	1,204,167	23,484		(2,651,997)	(52,415)	661,047	13,102
Total net increase (decrease)	$14,098,985	280,006	$4,087,997	79,732		$(12,084,060)	(239,954)	$6,102,922	119,784

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $21,385,996,000 and $19,768,965,000, respectively, during the year ended October 31, 2023.

American Mutual Fund	23

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2023	$48.97	$1.06	$(.59)	$.47	$(.99)	$(1.39)	$(2.38)	$47.06	.80%	$34,307		.59%		.59%		2.17%
10/31/2022	52.81	.95	(2.30)	(1.35)	(.88)	(1.61)	(2.49)	48.97	(2.73)	35,575		.58		.58		1.88
10/31/2021	40.16	.88	12.63	13.51	(.86)	—	(.86)	52.81	33.86	35,695		.58		.58		1.82
10/31/2020	42.78	.84	(1.38)	(.54)	(.89)	(1.19)	(2.08)	40.16	(1.35)	26,817		.60		.60		2.04
10/31/2019	40.95	.88	3.46	4.34	(.87)	(1.64)	(2.51)	42.78	11.39	28,162		.59		.59		2.16
Class C:
10/31/2023	48.13	.69	(.58)	.11	(.63)	(1.39)	(2.02)	46.22	.06	878		1.34		1.34		1.42
10/31/2022	51.94	.56	(2.26)	(1.70)	(.50)	(1.61)	(2.11)	48.13	(3.47)	1,019		1.33		1.33		1.13
10/31/2021	39.51	.51	12.43	12.94	(.51)	—	(.51)	51.94	32.89	1,090		1.33		1.33		1.08
10/31/2020	42.11	.53	(1.36)	(.83)	(.58)	(1.19)	(1.77)	39.51	(2.10)	891		1.34		1.34		1.31
10/31/2019	40.34	.56	3.41	3.97	(.56)	(1.64)	(2.20)	42.11	10.54	1,187		1.36		1.36		1.39
Class T:
10/31/2023	48.98	1.19	(.60)	.59	(1.12)	(1.39)	(2.51)	47.06	1.05 [5]	—	[6]	.33	[5]	.33	[5]	2.43	[5]
10/31/2022	52.81	1.08	(2.30)	(1.22)	(1.00)	(1.61)	(2.61)	48.98	(2.47)[5]	—	[6]	.32	[5]	.32	[5]	2.13	[5]
10/31/2021	40.17	1.00	12.62	13.62	(.98)	—	(.98)	52.81	34.17 [5]	—	[6]	.33	[5]	.33	[5]	2.07	[5]
10/31/2020	42.79	.94	(1.37)	(.43)	(1.00)	(1.19)	(2.19)	40.17	(1.09)[5]	—	[6]	.34	[5]	.34	[5]	2.30	[5]
10/31/2019	40.96	.98	3.45	4.43	(.96)	(1.64)	(2.60)	42.79	11.63 [5]	—	[6]	.36	[5]	.36	[5]	2.40	[5]
Class F-1:
10/31/2023	48.71	1.04	(.59)	.45	(.97)	(1.39)	(2.36)	46.80	.76	1,074		.64		.64		2.12
10/31/2022	52.54	.92	(2.29)	(1.37)	(.85)	(1.61)	(2.46)	48.71	(2.79)	1,200		.63		.63		1.82
10/31/2021	39.96	.85	12.56	13.41	(.83)	—	(.83)	52.54	33.79	1,454		.64		.64		1.78
10/31/2020	42.58	.82	(1.38)	(.56)	(.87)	(1.19)	(2.06)	39.96	(1.41)	1,266		.64		.64		2.00
10/31/2019	40.77	.85	3.44	4.29	(.84)	(1.64)	(2.48)	42.58	11.31	1,347		.66		.66		2.09
Class F-2:
10/31/2023	48.95	1.17	(.60)	.57	(1.09)	(1.39)	(2.48)	47.04	1.01	12,706		.38		.38		2.38
10/31/2022	52.79	1.06	(2.31)	(1.25)	(.98)	(1.61)	(2.59)	48.95	(2.54)	14,334		.38		.38		2.09
10/31/2021	40.14	.98	12.63	13.61	(.96)	—	(.96)	52.79	34.17	13,651		.38		.38		2.02
10/31/2020	42.77	.92	(1.38)	(.46)	(.98)	(1.19)	(2.17)	40.14	(1.15)	9,029		.38		.38		2.25
10/31/2019	40.94	.96	3.46	4.42	(.95)	(1.64)	(2.59)	42.77	11.60	8,034		.40		.40		2.34
Class F-3:
10/31/2023	48.95	1.22	(.59)	.63	(1.15)	(1.39)	(2.54)	47.04	1.13	6,353		.27		.27		2.49
10/31/2022	52.79	1.11	(2.31)	(1.20)	(1.03)	(1.61)	(2.64)	48.95	(2.43)	5,716		.27		.27		2.20
10/31/2021	40.14	1.03	12.63	13.66	(1.01)	—	(1.01)	52.79	34.30	5,057		.27		.27		2.12
10/31/2020	42.77	.96	(1.38)	(.42)	(1.02)	(1.19)	(2.21)	40.14	(1.04)	3,147		.28		.28		2.35
10/31/2019	40.94	1.00	3.46	4.46	(.99)	(1.64)	(2.63)	42.77	11.72	2,433		.30		.29		2.44
Class 529-A:
10/31/2023	48.83	1.04	(.59)	.45	(.97)	(1.39)	(2.36)	46.92	.77	1,318		.62		.62		2.14
10/31/2022	52.66	.93	(2.29)	(1.36)	(.86)	(1.61)	(2.47)	48.83	(2.76)	1,353		.61		.61		1.85
10/31/2021	40.05	.86	12.59	13.45	(.84)	—	(.84)	52.66	33.81	1,331		.62		.62		1.78
10/31/2020	42.67	.82	(1.38)	(.56)	(.87)	(1.19)	(2.06)	40.05	(1.39)	1,002		.64		.64		2.00
10/31/2019	40.85	.85	3.45	4.30	(.84)	(1.64)	(2.48)	42.67	11.30	1,012		.66		.66		2.09

Refer to the end of the table for footnotes.

24	American Mutual Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2023	$48.59	$.67	$(.60)	$.07	$(.59)	$(1.39)	$(1.98)	$46.68	(.03)%	$38		1.39%		1.39%		1.37%
10/31/2022	52.40	.54	(2.28)	(1.74)	(.46)	(1.61)	(2.07)	48.59	(3.50)	44		1.37		1.37		1.08
10/31/2021	39.85	.51	12.53	13.04	(.49)	—	(.49)	52.40	32.85	49		1.36		1.36		1.06
10/31/2020	42.43	.54	(1.39)	(.85)	(.54)	(1.19)	(1.73)	39.85	(2.13)	46		1.38		1.38		1.33
10/31/2019	40.63	.55	3.42	3.97	(.53)	(1.64)	(2.17)	42.43	10.47	130		1.40		1.40		1.36
Class 529-E:
10/31/2023	48.59	.92	(.58)	.34	(.86)	(1.39)	(2.25)	46.68	.53	45		.86		.86		1.90
10/31/2022	52.42	.81	(2.29)	(1.48)	(.74)	(1.61)	(2.35)	48.59	(3.00)	48		.85		.85		1.61
10/31/2021	39.87	.74	12.54	13.28	(.73)	—	(.73)	52.42	33.52	48		.85		.85		1.55
10/31/2020	42.48	.73	(1.37)	(.64)	(.78)	(1.19)	(1.97)	39.87	(1.62)	37		.86		.86		1.78
10/31/2019	40.68	.76	3.43	4.19	(.75)	(1.64)	(2.39)	42.48	11.05	43		.88		.88		1.87
Class 529-T:
10/31/2023	48.99	1.16	(.60)	.56	(1.09)	(1.39)	(2.48)	47.07	.98 [5]	—	[6]	.39	[5]	.39	[5]	2.37	[5]
10/31/2022	52.82	1.05	(2.30)	(1.25)	(.97)	(1.61)	(2.58)	48.99	(2.53)[5]	—	[6]	.38	[5]	.38	[5]	2.07	[5]
10/31/2021	40.17	.97	12.63	13.60	(.95)	—	(.95)	52.82	34.11 [5]	—	[6]	.40	[5]	.40	[5]	2.01	[5]
10/31/2020	42.79	.93	(1.38)	(.45)	(.98)	(1.19)	(2.17)	40.17	(1.13)[5]	—	[6]	.39	[5]	.39	[5]	2.25	[5]
10/31/2019	40.95	.96	3.46	4.42	(.94)	(1.64)	(2.58)	42.79	11.60 [5]	—	[6]	.41	[5]	.41	[5]	2.34	[5]
Class 529-F-1:
10/31/2023	48.91	1.14	(.60)	.54	(1.06)	(1.39)	(2.45)	47.00	.95 [5]	—	[6]	.44	[5]	.44	[5]	2.32	[5]
10/31/2022	52.74	1.02	(2.30)	(1.28)	(.94)	(1.61)	(2.55)	48.91	(2.60)[5]	—	[6]	.44	[5]	.44	[5]	2.01	[5]
10/31/2021	40.12	.95	12.61	13.56	(.94)	—	(.94)	52.74	34.04 [5]	—	[6]	.44	[5]	.44	[5]	1.95	[5]
10/31/2020	42.75	.92	(1.39)	(.47)	(.97)	(1.19)	(2.16)	40.12	(1.15)[5]	—	[6]	.40	[5]	.40	[5]	2.23	[5]
10/31/2019	40.92	.95	3.46	4.41	(.94)	(1.64)	(2.58)	42.75	11.56	90		.42		.42		2.33
Class 529-F-2:
10/31/2023	48.97	1.18	(.60)	.58	(1.10)	(1.39)	(2.49)	47.06	1.04	189		.36		.36		2.40
10/31/2022	52.81	1.06	(2.31)	(1.25)	(.98)	(1.61)	(2.59)	48.97	(2.53)	180		.36		.36		2.10
10/31/2021	40.16	.98	12.62	13.60	(.95)	—	(.95)	52.81	34.13	144		.38		.38		2.01
10/31/2020[7,8]	40.16	—	—	—	—	—	—	40.16	—	93		—		—		—
Class 529-F-3:
10/31/2023	48.96	1.19	(.59)	.60	(1.12)	(1.39)	(2.51)	47.05	1.08	—	[6]	.32		.32		2.43
10/31/2022	52.80	1.08	(2.31)	(1.23)	(1.00)	(1.61)	(2.61)	48.96	(2.49)	—	[6]	.32		.32		2.13
10/31/2021	40.16	1.00	12.62	13.62	(.98)	—	(.98)	52.80	34.19	—	[6]	.38		.33		2.07
10/31/2020[7,8]	40.16	—	—	—	—	—	—	40.16	—	—	[6]	—		—		—
Class R-1:
10/31/2023	48.36	.68	(.59)	.09	(.62)	(1.39)	(2.01)	46.44	.01	48		1.36		1.36		1.40
10/31/2022	52.17	.55	(2.27)	(1.72)	(.48)	(1.61)	(2.09)	48.36	(3.48)	52		1.35		1.35		1.11
10/31/2021	39.68	.49	12.48	12.97	(.48)	—	(.48)	52.17	32.84	59		1.37		1.37		1.04
10/31/2020	42.28	.50	(1.35)	(.85)	(.56)	(1.19)	(1.75)	39.68	(2.16)	51		1.40		1.40		1.24
10/31/2019	40.50	.54	3.42	3.96	(.54)	(1.64)	(2.18)	42.28	10.48	62		1.41		1.41		1.34

Refer to the end of the table for footnotes.

American Mutual Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
10/31/2023	$48.28	$.68	$(.60)	$.08	$(.62)	$(1.39)	$(2.01)	$46.35	.01%	$234	1.35%	1.35%	1.41%
10/31/2022	52.08	.55	(2.26)	(1.71)	(.48)	(1.61)	(2.09)	48.28	(3.46)	245	1.35	1.35	1.11
10/31/2021	39.63	.50	12.45	12.95	(.50)	—	(.50)	52.08	32.81	265	1.36	1.36	1.05
10/31/2020	42.22	.51	(1.34)	(.83)	(.57)	(1.19)	(1.76)	39.63	(2.11)	207	1.38	1.38	1.26
10/31/2019	40.45	.55	3.41	3.96	(.55)	(1.64)	(2.19)	42.22	10.49	245	1.39	1.39	1.36
Class R-2E:
10/31/2023	48.75	.82	(.59)	.23	(.76)	(1.39)	(2.15)	46.83	.31	29	1.07	1.07	1.69
10/31/2022	52.58	.70	(2.29)	(1.59)	(.63)	(1.61)	(2.24)	48.75	(3.21)	29	1.07	1.07	1.40
10/31/2021	39.99	.64	12.58	13.22	(.63)	—	(.63)	52.58	33.23	30	1.07	1.07	1.33
10/31/2020	42.60	.63	(1.36)	(.73)	(.69)	(1.19)	(1.88)	39.99	(1.84)	23	1.09	1.09	1.55
10/31/2019	40.79	.67	3.45	4.12	(.67)	(1.64)	(2.31)	42.60	10.83	22	1.10	1.10	1.64
Class R-3:
10/31/2023	48.51	.90	(.60)	.30	(.83)	(1.39)	(2.22)	46.59	.46	501	.91	.91	1.85
10/31/2022	52.33	.78	(2.28)	(1.50)	(.71)	(1.61)	(2.32)	48.51	(3.06)	536	.91	.91	1.55
10/31/2021	39.81	.71	12.51	13.22	(.70)	—	(.70)	52.33	33.41	576	.92	.92	1.49
10/31/2020	42.41	.70	(1.36)	(.66)	(.75)	(1.19)	(1.94)	39.81	(1.67)	446	.93	.93	1.71
10/31/2019	40.62	.73	3.42	4.15	(.72)	(1.64)	(2.36)	42.41	10.97	545	.94	.94	1.81
Class R-4:
10/31/2023	48.77	1.05	(.60)	.45	(.97)	(1.39)	(2.36)	46.86	.77	672	.62	.62	2.14
10/31/2022	52.60	.93	(2.30)	(1.37)	(.85)	(1.61)	(2.46)	48.77	(2.77)	772	.61	.61	1.85
10/31/2021	40.01	.86	12.58	13.44	(.85)	—	(.85)	52.60	33.81	847	.62	.62	1.79
10/31/2020	42.63	.82	(1.37)	(.55)	(.88)	(1.19)	(2.07)	40.01	(1.38)	604	.63	.63	2.01
10/31/2019	40.81	.86	3.45	4.31	(.85)	(1.64)	(2.49)	42.63	11.34	631	.64	.64	2.11
Class R-5E:
10/31/2023	48.91	1.14	(.59)	.55	(1.08)	(1.39)	(2.47)	46.99	.98	191	.41	.41	2.34
10/31/2022	52.74	1.05	(2.30)	(1.25)	(.97)	(1.61)	(2.58)	48.91	(2.54)	124	.39	.39	2.07
10/31/2021	40.12	.96	12.61	13.57	(.95)	—	(.95)	52.74	34.09	103	.40	.40	1.97
10/31/2020	42.74	.91	(1.36)	(.45)	(.98)	(1.19)	(2.17)	40.12	(1.14)	42	.40	.40	2.22
10/31/2019	40.92	.93	3.48	4.41	(.95)	(1.64)	(2.59)	42.74	11.59	33	.42	.42	2.28
Class R-5:
10/31/2023	48.98	1.20	(.61)	.59	(1.12)	(1.39)	(2.51)	47.06	1.05	351	.32	.32	2.45
10/31/2022	52.82	1.09	(2.31)	(1.22)	(1.01)	(1.61)	(2.62)	48.98	(2.49)	372	.31	.31	2.15
10/31/2021	40.16	1.01	12.63	13.64	(.98)	—	(.98)	52.82	34.24	395	.32	.32	2.09
10/31/2020	42.79	.95	(1.39)	(.44)	(1.00)	(1.19)	(2.19)	40.16	(1.09)	283	.32	.32	2.32
10/31/2019	40.96	.99	3.45	4.44	(.97)	(1.64)	(2.61)	42.79	11.66	337	.34	.34	2.41
Class R-6:
10/31/2023	48.99	1.22	(.59)	.63	(1.15)	(1.39)	(2.54)	47.08	1.12	24,504	.27	.27	2.49
10/31/2022	52.83	1.11	(2.31)	(1.20)	(1.03)	(1.61)	(2.64)	48.99	(2.43)	22,898	.27	.27	2.19
10/31/2021	40.18	1.03	12.63	13.66	(1.01)	—	(1.01)	52.83	34.27	23,999	.27	.27	2.14
10/31/2020	42.80	.97	(1.37)	(.40)	(1.03)	(1.19)	(2.22)	40.18	(1.02)	16,995	.27	.27	2.36
10/31/2019	40.97	1.01	3.45	4.46	(.99)	(1.64)	(2.63)	42.80	11.71	15,579	.29	.29	2.45

Refer to the end of the table for footnotes.

26	American Mutual Fund

Financial highlights (continued)

	Year ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[9]	25%	24%	23%	24%[10]	21%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[10]	Includes the value of securities sold due to redemptions of shares in-kind. The rate would have been 23% for the year ended October 31, 2020, if the value of securities sold due to in-kind redemptions were excluded.

Refer to the notes to financial statements.

American Mutual Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the investment portfolio, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California

December 11, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

28	American Mutual Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2023, through October 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Mutual Fund	29

Expense example (continued)

	Beginning account value 5/1/2023	Ending account value 10/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$958.47	$2.91	.59%
Class A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class C – actual return	1,000.00	954.86	6.60	1.34
Class C – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class T – actual return	1,000.00	959.74	1.63	.33
Class T – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class F-1 – actual return	1,000.00	958.42	3.16	.64
Class F-1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 – actual return	1,000.00	959.66	1.88	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	960.23	1.33	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	958.39	3.06	.62
Class 529-A – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-C – actual return	1,000.00	954.56	6.85	1.39
Class 529-C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class 529-E – actual return	1,000.00	957.17	4.24	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	959.47	1.93	.39
Class 529-T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-1 – actual return	1,000.00	959.27	2.17	.44
Class 529-F-1 – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 529-F-2 – actual return	1,000.00	959.74	1.83	.37
Class 529-F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 529-F-3 – actual return	1,000.00	959.77	1.58	.32
Class 529-F-3 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-1 – actual return	1,000.00	954.85	6.70	1.36
Class R-1 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2 – actual return	1,000.00	954.81	6.60	1.34
Class R-2 – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2E – actual return	1,000.00	956.17	5.23	1.06
Class R-2E – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class R-3 – actual return	1,000.00	956.91	4.49	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	958.38	3.01	.61
Class R-4 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5E – actual return	1,000.00	959.30	2.02	.41
Class R-5E – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-5 – actual return	1,000.00	959.79	1.58	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	960.06	1.33	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

30	American Mutual Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2023:

Long-term capital gains	$ 2,571,411,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$ 104,422,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

American Mutual Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
John G. Freund, MD, 1953	2022	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995–2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016–2020)	14	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc
Pablo R. González Guajardo, 1967 Chair of the Board (Independent and Non-Executive)	2015	CEO, Kimberly-Clark de México, SAB de CV	23	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
William D. Jones, 1955	2006	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	24	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System	6	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	6	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	9	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Board Chair, Above and Beyond Teaching	11	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William L. Robbins, 1968 Co-President and Trustee	2004	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Chair and Director, Capital Group International, Inc.[7]	20	None
James Terrile, 1965 Senior Vice President and Trustee	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]	6	None

32	American Mutual Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Charles E. Ellwein, 1968 Co-President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[7]
Michael W. Stockton, 1967 Executive Vice President	2013–2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Grant L. Cambridge, 1962 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Cheryl E. Frank, 1975 Senior Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company
Brantley W. Thompson, 1973 Senior Vice President	2023	Partner — Capital International Investors, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2023	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Mariah L. Coria, 1984 Assistant Treasurer	2023	Assistant Vice President — Investment Operations, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Brantley W. Thompson, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

American Mutual Fund	33

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34	American Mutual Fund

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American Mutual Fund	35

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain of the LSE Group Companies. “Russell” is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William R. McLaughlin, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AMF

Registrant:

a) Audit Fees:
Audit	2022	97,000
	2023	103,000

b) Audit-Related Fees:
	2022	14,000
	2023	15,000

c) Tax Fees:
	2022	9,000
	2023	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,221,000
	2023	2,183,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,639,000 for fiscal year 2022 and $2,206,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By __/s/ Herbert Y. Poon_______________
Herbert Y. Poon, Principal Executive Officer

Date: December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: December 29, 2023

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: December 29, 2023